Investor A C Institutional and Class R [Member] Investment Objectives and Goals - Investor A, C, Institutional and Class R - BLACKROCK GLOBAL ALLOCATION FUND, INC.	Apr. 30, 2025
Prospectus [Line Items]
Risk/Return [Heading]	Fund Overview Key Facts About BlackRock Global Allocation Fund, Inc.
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]
The investment objective of the BlackRock Global Allocation Fund, Inc. (“BlackRock Global Allocation Fund” or the “Fund”) is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.
Total return means the combination of capital growth and investment income.